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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 Form 8-K/A


              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): April 7, 1999



                            APPLIED IMAGING CORP.
           (Exact name of registrant as specified in its charter)


           Delaware                              0-21371                               77-0120490
-------------------------------          ------------------------          -------------------------------
(State or other jurisdiction of          (Commission File Number)          (I.R.S. Employer Identification
         incorporation)                                                                   No.)

                         2380 Walsh Avenue, Building B
                            Santa Clara, CA  95051
                   (Address of principal executive offices)

                                (408) 562-0250
             (Registrant's telephone number, including area code)
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Item 4.  Changes In Registrant's Certifying Accountants

         This amendment is being filed to file the letter from KPMG LLP regarding a change in certifying accountants.


Item 7.  Financial Statements and Exhibits

         A.  Exhibits:

             Exhibit 16. Letter re change in certifying accountants.
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Applied Imaging Corp.


Dated:  May 7, 1999                 By:   /s/ Jack Goldstein
                                          ------------------------------

                                          Jack Goldstein
                                          Chief Executive Officer
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                                 EXHIBIT INDEX



Exhibit 16   -   Letter regarding change in certifying accountants.